Exhibit 99.1

CooperCompanies to Acquire Generate Life Sciences® for $1.6 Billion

Acquisition will Expand CooperSurgical’s Fertility and Labor & Delivery Offerings

SAN RAMON, Calif., November 10, 2021 — CooperCompanies (NYSE: COO) today announced that it has signed a definitive purchase agreement to acquire Generate Life Sciences, a privately held leading provider of donor egg and sperm for fertility treatments, fertility cryopreservation services and newborn stem cell storage (cord blood & cord tissue).

“This acquisition is a strong strategic fit for CooperSurgical as it allows us to better serve fertility clinics and Ob/Gyns with a more extensive suite of products and services,” said Al White, Cooper’s President and CEO. “As a leader in women’s healthcare, this is an important addition to our existing offerings and allows us to leverage our infrastructure and expertise, including our sales forces’ strong clinical reputation and educational capabilities.”

Cooper will pay approximately $1.6 billion to acquire Generate Life Sciences. The transaction is anticipated to close in Cooper’s first fiscal quarter of 2022 and is subject to customary closing conditions, including regulatory approval.

Generate Life Sciences reported approximately $250 million in trailing twelve-month revenues as of September 30, 2021. Excluding one-time charges and deal-related amortization, the acquisition is expected to be accretive to Cooper’s non-GAAP earnings per share by approximately $0.30 in the first year after closing.

Additional details concerning the acquisition are available in a presentation on the Investor Relations section of Cooper’s website at http://investor.coopercos.com under the presentation titled “Generate Life Sciences.”

About CooperCompanies

CooperCompanies (“Cooper”) is a global medical device company publicly traded on the NYSE (NYSE: COO). Cooper operates through two business units, CooperVision and CooperSurgical. CooperVision brings a refreshing perspective on vision care with a commitment to developing a wide range of high-

quality products for contact lens wearers and providing focused practitioner support. CooperSurgical is committed to advancing the health of women, babies and families with its diversified portfolio of products and services focusing on medical devices and fertility & genomics. Headquartered in San Ramon, CA, Cooper has a workforce of more than 12,000 with products sold in over 100 countries. For more information, please visit www.coopercos.com.

About Generate Life Sciences

Generate Life Sciences® (“Generate”) is a life sciences company helping to grow and protect families through reproductive, newborn stem cell, genetic screening, medical device, and healthcare technology services. The Company serves families from preconception to post-birth. Its brands — CBR® (Cord Blood Registry®), California Cryobank™, Donor Egg Bank USA™, NW Cryobank™, ReadyGen™, Kitazato USA™, and Donor Application™ — are pioneering leaders that have helped nearly one million families. Headquartered in Los Angeles, Generate operates facilities in Tucson, New York, Boston, Palo Alto, and Rockville, MD. For more information, please visit www.generate.com.

Non-GAAP Financial Measures

Certain financial measures included in this press release are non-GAAP measures that we believe are helpful in understanding our results, for example non-GAAP earnings per share. The non-GAAP measures exclude costs which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. Our non-GAAP financial results are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. The reasons that we use these non-GAAP measures, a reconciliation of these measures to the most directly comparable GAAP measures, and other information relating to these measures are available in our Securities and Exchange Commission filings, including under the “Reconciliation of GAAP Results to Non-GAAP Results” section in our earnings releases and under the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, copies of which are available on the Company’s website: www.coopercos.com.

Non-GAAP diluted earnings per share guidance excludes amortization and impairment of intangible assets, and other exceptional or unusual income or gains and charges or expenses including acquisition, integration and manufacturing related costs which we may incur as part of our continuing operations.

With respect to the Company’s guidance expectations, the Company has not reconciled non-GAAP diluted earnings per share guidance to GAAP diluted earnings per share due to the inherent difficulty in forecasting acquisition-related, integration and restructuring charges and expenses, which are reconciling items between the non-GAAP and GAAP measure. Due to the unknown effect, timing and potential significance of such charges and expenses that impact GAAP diluted earnings per share, the Company is not able to provide such guidance.

Forward Looking Statements

This press release contains “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Statements relating to guidance, plans, prospects, goals, strategies, future actions, events or performance and other statements of which are other than statements of historical fact, including statements regarding the acquisition of Generate Life Sciences including financial position, market position, product development and business strategy, expected cost synergies, expected timing and benefits of the transaction, difficulties in integrating entities or operations, as well as estimates of our and Generate Life Sciences future expenses, sales and diluted earnings per share are forward looking. In addition, all statements regarding anticipated growth in our net sales and anticipated market conditions, planned product launches and expected results of operations are forward-looking. To identify these statements look for words like “believes,” “outlook,” “probable,” “expects,” “may,” “will,” “should,” “could,” “seeks,” “intends,” “plans,” “estimates” or “anticipates” and similar words or phrases. Forward-looking statements necessarily depend on assumptions, data or methods that may be incorrect or imprecise and are subject to risks and uncertainties.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results to differ materially from the expectations expressed in the forward-looking statements. These factors include, without limitation, the following: failure to obtain required regulatory approval in a timely manner or otherwise; failure to satisfy any closing conditions to the proposed acquisition of Generate Life Sciences; risks associated with tax liabilities or changes in U.S. federal tax laws or interpretations to which the proposed transaction with Generate Life Sciences or parties thereto are subject; risks related to pre-acquisition non-compliance by Generate Life Science with applicable regulatory requirements; failure to successfully integrate any new business; failure to realize anticipated benefits of any combined operations; unanticipated costs of acquiring or integrating Generate Life Sciences; potential impact of announcement or consummation of the proposed acquisition on relationships with third parties, including employees, customers, partners and competitors; inability to retain key personnel; changes in legislation or government regulations affecting the acquisition or the parties; and economic, social or political conditions that could adversely affect the acquisition of the parties. More details about these and a number of other important risk factors that could cause our actual results and future actions to differ materially from those described in forward-looking statements can be found in our Securities and Exchange Commission filings, including under the “Business”, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections in our most recent Annual Report on Form 10-K, as such sections may be updated in our quarterly filings, copies of which are available on the Company’s website: www.coopercos.com. We caution investors that forward-looking statements reflect our analysis only on their stated date. We disclaim any intent to update them except as required by law.

Contact:

Kim Duncan

Vice President, Investor Relations and Risk Management

925-460-3663

ir@cooperco.com